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                                                                    Exhibit 10.a

                 EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


      THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 30th day of September, 2005, by and between RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation (the "Borrower") and BANK OF AMERICA, N.A., successor-by-merger to Fleet National Bank (the "Lender").

      WHEREAS, the Borrower and the Lender are parties to a certain Loan and Security Agreement dated January 6, 1995 as amended from time to time (collectively, the "Loan Agreement"), relating to financing by the Lender to the Borrower (all capitalized terms used, but not specifically defined herein, shall have the meaning provided for such terms in the Loan Agreement); and

      WHEREAS, the Borrower has requested an extension of the maturity date of the Obligations and the Lender has agreed to extend the maturity date of the Obligations and to make certain revisions to the terms and conditions of the Loan Agreement, as amended by this Amendment; and

      WHEREAS, to induce the Lender to extend the maturity date of the Obligations and to amend certain terms and conditions of the Loan Agreement, the Borrower has offered to execute and deliver this Amendment.

      NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower agree as follows:

      1. Notwithstanding anything contained in the Loan Documents to the contrary, it is agreed and understood that all Obligations are due and payable in full on December 31, 2005.

      2. As a condition to the Lender's agreement to enter into this Amendment, the Borrower shall pay to Lender, on a combined basis with Ronson Aviation, Inc., an extension fee of $20,000.00 and all of Lender's legal fees (including all past due invoices, it being understood that the Borrower will not be responsible for legal fees associated with Lender's loan conversion work, which will be paid by Lender), recording expenses and other reasonable and necessary disbursements of the Lender and its counsel incident to the preparation, execution and delivery of this Amendment.

      3. As of the date of this Amendment, the Borrower may not request any borrowings under LIBOR and the Lender will not honor any such requests. All existing LIBOR Advance(s) shall continue under their current terms and will then be converted to Base Rate Advance(s) under the terms of the Loan Agreement.

      4. The Borrower acknowledges that its obligations to the Lender pursuant to the Loan Agreement, as amended herein, are due and owing by the Borrower to the Lender without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist as of the date hereof, the Borrower waives and releases the Lender from the same.


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      5. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to the Lender by the Borrower without defenses, claims or counterclaims of any kind. To the extent that any such defenses, claims or counterclaims against the Lender may exist, the Borrower waives and releases the Lender from the same.

      6. The Borrower ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Agreement. All terms, covenants, representations and warranties made to Lender by Borrower in the Loan Agreement are to be true, accurate and complete for the duration of the term of the Loan Agreement.

      7. All other terms and conditions of the Loan Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrower to the Lender pursuant thereto, shall remain unchanged and in full force and effect.

      8. This Amendment shall not constitute a waiver or modification of any of the Lender's rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, except as specifically set forth above, and the Lender hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

      9. The failure of the Borrower to satisfy any of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Agreement, and the Lender shall be entitled to all of its rights and remedies under the Loan Agreement and applicable law.

      10. This Amendment may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

      Executed on the date first written above.

WITNESS:                              RONSON CONSUMER PRODUCTS
                                      CORPORATION


                                      By:
----------------------------------       -------------------------------------
        Daryl K. Holcomb                 Louis V. Aronson, II
        Vice President                   President and Chief Executive Officer

                                      BANK OF AMERICA, N.A.
                                      successor-by-merger to Fleet National Bank


                                      By:
                                         -------------------------------------
                                         Kathleen Auth
                                         Vice President